Voya Investor Elite

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE
INSURANCE POLICIES
issued by
ReliaStar Life Insurance Company
and its
SelectêLife Variable Account
Supplement Dated August 25, 2026

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

A change has been approved to reorganize the following “Merging Portfolio” with and into the following “Surviving Portfolio.” It is expected that the reorganization will be effective on or about the close of business on July 10, 2026 (the “Reorganization Date”).

Merging Portfolio	Surviving Portfolio
Voya Russell Mid Cap Growth Index Port – Class I	Voya Russell Mid Cap Index Portfolio – Class I
Voya Solution Moderately Aggressive Portfolio – Class I	Voya Solution Aggressive Portfolio – Class I

Another change has been approved to reorganize the following “Merging Portfolio” with and into the following “Surviving Portfolio.” It is expected that the reorganization will be effective on or about the close of business on July 17, 2026 (the “Reorganization Date”).

Merging Portfolio	Surviving Portfolio
VY CBRE Global Real Estate Portfolio – Class S	VY Columbia Real Estate Portfolio – Class S

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Transfers section of your Policy Prospectus for information about making subaccount transfers.

On the Reorganization Date. The Surviving Portfolio is closed to new investors and to new investments by existing investors. On the Reorganization Date, your investment in the subaccount that invested in the Merging Portfolio will automatically become an investment in the subaccount that invests in the corresponding Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your policy value immediately before the reallocation will equal your policy value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolio will no longer be available through your Policy. Unless you provide us with alternative allocation instructions, after the

Reorganization Date all allocations directed to the subaccount that invested in the Merging Portfolio will be automatically allocated to the subaccount that invests in the corresponding Surviving Portfolio. Class I shares have lower total fund expenses than Class S shares, and the effect of this transaction is to give policy owners an investment in a similar fund managed by the same investment adviser at a lower cost. See the Transfers section of your Policy Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 981330, Boston, MA 02298-1330 or calling us at 1-877-886-5050.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Policy, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 981330, Boston, MA 02298-1330
1-877-886-5050

If you received a summary prospectus for any of the funds available through your Policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.